                                                                   EXHIBIT 10.16


                       ASSIGNMENT AND ASSUMPTION AGREEMENT



         This Assignment and Assumption Agreement is made as of this 5th day of February, 1997, by and between CONSUMERS PACKAGING INC., a corporation organized under the federal laws of Canada ("Consumers"), and ANCHOR GLASS ACQUISITION CORPORATION, a corporation organized under the laws of the State of Delaware ("New Anchor").

                                   BACKGROUND

                  A. Anchor Glass Container Corporation, a Delaware corporation ("Old Anchor"), Consumers and Owens-Brockway Glass Container Inc., a Delaware corporation ("O-I") are the parties to an Asset Purchase Agreement dated as of December 18, 1996 (the "Asset Purchase Agreement") pursuant to which, among other things, Old Anchor has agreed to sell to Consumers certain assets of Old Anchor specified in, or in accordance with the terms of, the Asset Purchase Agreement.

                  B. Consumers is party to (i) the Commitment Letter dated December 2, 1996 from Bankers Trust Company and an indemnification Letter of the same date from Bankers Trust Company (the "BTC Letters, (ii) a Commitment Letter dated December 2, 1996 from BT Securities Corporation (the "BTSC Letter"), (iii) a Commitment Letter dated December 2, 1996 and a supplemental letter of the same date from BT Commercial Corporation (the "BTCC Letters"), and (iv) a letter dated as of July 17, 1996 from Rothschild Inc. and amendatory letter dated January 16, 1997 from Rothschild Inc. (the "Rothschild Letters").

                  C. Consumers and New Anchor desire to enter into this Agreement to provide for (i) the assignment by Consumers to New Anchor of all of Consumer's rights under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters and (ii) the assumption by New Anchor of all of Consumers' liabilities and obligations under the BTCo Letters,, the BTSC Letter, the BTCC Letters and the Rothschild Letters, all as hereinafter provided.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


         1. Assignment to and Assumption by New Anchor. Consumers hereby assigns to New Anchor all of Consumers' rights under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters. New Anchor hereby accepts such assignment, assumes all of Consumers' liabilities and obligations under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters and, agrees to perform all of Consumers' duties under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters, except for the obligation to pay an aggregate of $6,000,000 in fees, while obligation is retained by Consumers. The foregoing assignment and assumption shall not relieve Consumers of its liabilities and obligations under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters.

         2. Indemnification. Because nothing in this Assignment and Assumption Agreement shall be construed so as to release Consumers from its liabilities and obligations under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters, New Anchor shall indemnify and hold Consumers harmless from any damages or other costs sustained by Consumers as a result of a failure by New Anchor to satisfy and perform the duties of Consumers under the BTCo Letters, the BTSC Letter, the BTCC Letters and the Rothschild Letters, other than the retained obligation of Consumers to pay an aggregate of $6,000,000 in fees.

         3. Miscellaneous.

                  (a) This Assignment and Assumption Agreement may not be changed, modified or discharged, in whole or in part, except in a writing signed by the parties hereto.



                  [Remainder of Page Left Intentionally Blank]

                  (b) This Assignment and Assumption Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.


                                                   CONSUMERS PACKAGING INC.



                                                   By:/s/ John J. Ghaznavi
                                                      --------------------------
                                                   Name:John J. Ghaznavi
                                                        ------------------------
                                                   Title:Chief Executive Officer
                                                         -----------------------


                                                   ANCHOR GLASS ACQUISITION
                                                   CORPORATION



                                                   By:/s/ John J. Ghaznavi
                                                      --------------------------
                                                   Name:John J. Ghaznavi
                                                        ------------------------
                                                   Title:Chairman and Chief
                                                         ------------------
                                                         Executive Officer
                                                         -----------------

                                                                       EXHIBIT A


               Form of Addendum to Affiliate Transaction Agreement

                                    ADDENDUM


         The Undersigned ("Subsidiary") is executing this Addendum in accordance with Section 6 of the Agreement dated February __, 1997 by and among Anchor Glass Acquisition Corporation, the "Affiliated Companies" named therein and BT Commercial Corporation ("the Affiliated Transaction Agreement").

         Subsidiary hereby confirms that it is a party to the Affiliated Transaction Agreement and that it is in agreement with the terms thereof and has caused this Agreement to be duly executed by one of its officers as of the ___ day of ___________, ____.

                                                     [Subsidiary]



                                                     By:________________________